UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2019

Pioneer Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-230208	83-4274253
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

652 Albany Shaker Road, Albany, New York	12211
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (518) 730-3999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On May 14, 2019, Pioneer Bancorp, Inc., a Maryland corporation (the “Company”), Pioneer Savings Bank, a New York-chartered savings bank (the “Bank”) and Pioneer Bancorp, MHC, a New York mutual holding company in organization (the “MHC”) entered into an Agency Agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), who will assist in the marketing of the Company’s common stock during its stock offering.

For its services in the subscription and community offerings, Sandler O’Neill will receive a fee of 1.0% of the aggregate purchase price of all shares of common stock sold in the subscription and community offerings. No fee will be paid on any shares purchased by the Bank’s trustees, officers or employees or members of their immediate families, or on shares purchased by any employee benefit plan or trust established for the benefit of the Bank’s trustees, officers and employees. In addition, no fee will be paid on the shares of common stock contributed to the Pioneer Bank Charitable Foundation. In the event a syndicated community offering is conducted, Sandler O’Neill and any other selected broker-dealers will receive a fee of 5.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering. The Company will also reimburse Sandler O’Neill for its reasonable out-of-pocket expenses incurred in connection with its marketing agent services up to $10,000.

For its services as records agent, Sandler O’Neill will receive a fee of $50,000, and will be reimbursed for its reasonable out-of-pocket expenses incurred in connection with such services up to $35,000.

The shares of common stock of the Company are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-230208) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2019.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01	Other Events

The New York State Department of Financial Services (“NYSDFS”) conditionally approved and the Federal Deposit Insurance Corporation conditionally non-objected to the Bank’s plan to reorganize into the mutual holding company structure and to commence the minority stock offering. In addition, the Board of Governors of the Federal Reserve System and the NYSDFS approved the applications made by the Company and the MHC to acquire control of the Bank. The registration statement relating to the sale of common stock of the Company was declared effective by the Securities and Exchange Commission on May 14, 2019. The Company anticipates that the stock offering will commence on or about May 24, 2019.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement dated May 14, 2019, by and among the Company, the Bank, the MHC and Sandler O’Neill

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PIONEER BANCORP, INC.

DATE: May 20, 2019	By:	/s/ Thomas L. Amell
Thomas L. Amell
President and Chief Executive Officer